Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma condensed combined financial statements combine the Company’s historical consolidated financial information, the consolidated financial statements of Ingeus and Matrix. This unaudited pro forma condensed combined financial information gives effect to the acquisitions of Ingeus and Matrix as if the acquisitions had been consummated at January 1, 2013 for the unaudited pro forma condensed combined statements of income for twelve months ended December 31, 2013, twelve months ended June 30, 2014 and the six months ended June 30, 2014. The unaudited pro forma condensed combined balance sheet at June 30, 2014 gives effect to the acquisition of Matrix as if the acquisition had been consummated on that date. The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting.

The Company’s historical financial information was derived from its audited consolidated financial statements for the year ended December 31, 2013 (as filed on Form 10-K with the Securities and Exchange Commission on March 14, 2014) and the Company’s unaudited consolidated financial statements for the six months ended June 30, 2014 (as filed on a Form 10-Q with the Securities and Exchange Commission on August 8, 2014). The Company’s historical financial statements used in preparing the unaudited pro forma financial data are summarized and should be read in conjunction with its historical financial statements and risk factors, all of which are included in the filings with the Securities and Exchange Commission noted above.

Ingeus Limited’s historical financial information was derived from its consolidated audited financial statements for the year ended December 31, 2013 and its unaudited consolidated financial statements as of May 30, 2014 and for the period from January 1, 2014 to May 30, 2014. Ingeus Limited’s historical financial statements used in preparing the unaudited pro forma financial data are summarized and should be read in conjunction with its historical financial statements and notes thereto contained herein.

Ingeus UK Limited’s historical financial information was derived from its consolidated audited financial statements for the year ended December 31, 2013 and its unaudited consolidated financial statements as of May 30, 2014 and for the period from January 1, 2014 to May 30, 2014. Ingeus UK Limited’s historical financial statements used in preparing the unaudited pro forma financial data are summarized and should be read in conjunction with its historical financial statements and notes thereto contained herein.

Matrix’s historical financial information was derived from its consolidated audited financial statements for the year ended December 31, 2013 and its unaudited consolidated financial statements as of and for the six months ended June 30, 2014. Matrix’s historical financial statements used in preparing the unaudited pro forma financial data are summarized and should be read in conjunction with its historical financial statements and notes thereto contained herein.

The unaudited pro forma adjustments, which are based upon available information and upon certain assumptions that the Company believes are reasonable, are described in the accompanying notes. The Company is providing the unaudited pro forma condensed combined financial information for illustrative purposes only. The companies may have performed differently had they been combined during the periods presented. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies actually been combined during the periods presented or the future results that the combined companies will experience. The unaudited pro forma condensed combined statements of income do not give effect to any cost savings or operating synergies expected to result from the acquisitions or the costs to achieve such cost savings or operating synergies.

THE PROVIDENCE SERVICE CORPORATION

PRO FORMA CONDENSED COMBINED BALANCE SHEET—UNAUDITED

JUNE 30, 2014

(In Thousands)

	Historical
	Providence Service Corporation	Matrix	Pro Forma Adjustments			Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$123,000	$26,722	$341,000	[4a	]
			(360,000)	[4b	]
			(6,000)	[4c	]
			(26,722)	[4g	]	$98,000
Accounts receivable, net	134,973	16,816				151,789
Other current assets	40,926	8,226	(388)	[4d	]
			(1,184)	[4h	]	47,580

Total current assets	298,899	51,764	(53,294)			297,369

Goodwill	175,521	3,767	271,663	[4e	]	450,951
Intangible assets, net	112,304	857	187,999	[4f	]	301,160
Other non-current assets	76,265	16,968	11,000	[4a	]
			(1,293)	[4d	]	102,940

Total assets	$662,989	$73,356	$416,075			$1,152,420

Liabilities and stockholders’ equity
Current liabilities:
Current portion of long-term obligations	$2,250	$1,875	$(1,875)	[4g	]	$2,250
Accrued expenses	81,376	20,810	(52)	[4d	]
			(1,269)	[4a	]
			(1,269)	[4c	]	99,596
Accrued transportation costs	68,516	—				68,516
Other current liabilities	67,951	299				68,250

Total current liabilities	220,093	22,984	(4,465)			238,612

Long-term obligations, less current portion	189,350	72,188	355,000	[4a	]
			(72,188)	[4g	]	544,350
Other non-current liabilities	76,755	2,850	79,524	[4h	]	159,129

Total liabilities	486,198	98,022	357,871			942,091

Stockholders’ equity:
Common stock and APIC	214,210	32,766	(32,766)	[4g	]
			40,000	[4i	]	254,210
Accumulated deficit	(20,682)	(57,432)	(1,731)	[4a	]
			(4,731)	[4c	]
			57,432	[4g	]	(27,144)
Accumulated other comprehensive income	959					959
Treasury shares, at cost	(17,663)					(17,663)

Total Providence stockholders’ equity	176,824	(24,666)	58,204			210,362
Non-controlling interest	(33)					(33)

Total stockholders’ equity	176,791	(24,666)	58,204			210,329

Total liabilities and stockholders’ equity	$662,989	$73,356	$416,075			$1,152,420

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

THE PROVIDENCE SERVICE CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2014

UNAUDITED

(In Thousands)

	Historical
	Providence Service Corporation	Ingeus (Note 2)	Matrix	Ingeus IFRS to US GAAP Adjustments		Ingeus Pro Forma Adjustments		Matrix Pro Forma Adjustments		Pro Forma Combined
Revenues:
Non-emergency transportation services	$414,373	$—	$—							$414,373
Human services	190,148	—	—							190,148
Workforce development services	28,835	139,445	—	$9,472	[5a]					177,752
Health assessment services	—	—	93,564							93,564

Total revenues	633,356	139,445	93,564	9,472		—		—		875,837

Operating expenses
Cost of non-emergency transportation services	371,627	—	—							371,627
Client service expense	173,112	—	—							173,112
Workforce development service expense	24,423	112,621	—			$3,260	[6a]			140,304
Health assessment service expense	—	—	69,070					$(698)	[4j]	68,372
General and administrative	29,780	8,896	986	191	[5b]	(4,168)	[6b]			35,685
Depreciation and amortization	8,871	4,595	3,067	(245)	[5b]	(1,559)	[6c]	$(136)	[4k]
		—				2,984	[6d]	10,443	[4l]	28,020

Total operating expenses	607,813	126,112	73,123	(54)		517		9,609		817,120

Operating income (loss)	25,543	13,333	20,441	9,526		(517)		(9,609)		58,717

Other expense (income)
Interest expense, net	2,846	24	2,338	(62)	[5b]	(51)	[6e]	(2,296)	[4m]
						1,016	[6f]	11,479	[4n]
						51	[6g]	894	[4o]	16,239

Total other expense (income)	2,846	24	2,338	(62)		1,016		10,077		16,239
Income (loss) before income taxes	22,697	13,309	18,103	9,588		(1,533)		(19,686)		42,478
Provision for income taxes	9,738	3,290	7,602	2,559	[5c]	57	[6h]	(8,327)	[4p]	14,919

Net income (loss)	$12,959	$10,019	$10,501	$7,029		$(1,590)		$(11,359)		$27,559

Earnings per share (basic)	$0.93									$1.77
Earnings per share (diluted)	$0.91									$1.74
Weighted-average common shares outstanding
Basic	14,006,944					596,915	[6i]	946,722	[4q]	15,550,581
Diluted	14,306,898					596,915	[6i]	946,722	[4q]	15,850,535

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

THE PROVIDENCE SERVICE CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE TWELVE MONTHS ENDED JUNE 30, 2014

UNAUDITED

(In Thousands)

	Historical			Ingeus IFRS to US GAAP Adjustments		Ingeus Pro Forma Adjustments		Matrix Pro Forma Adjustments		Pro Forma Combined
	Providence Service Corporation	Ingeus (Note 2)	Matrix
Revenues:
Non-emergency transportation services	$793,602	$—	$—							$793,602
Human services	364,477	—	—							364,477
Workforce development services	28,835	314,893	—	$13,756	[5a]					357,484
Health assessment services	—	—	186,079							186,079

Total revenues	1,186,914	314,893	186,079	13,756		—		—		1,701,642

Operating expenses
Cost of non-emergency transportation services	722,441	—	—							722,441
Client service expense	330,922	—	—							330,922
Workforce development service expense	24,423	249,362	—			$7,173	[6a]			280,958
Health assessment service expense	—	—	152,894					$(1,221)	[4j]	151,673
General and administrative	53,230	19,512	2,046	191	[5b]	(4,168)	[6b]			70,811
Depreciation and amortization	16,279	10,145	5,498	(514)	[5b]	(3,514)	[6c]	(363)	[4k]
						6,564	[6d]	20,886	[4l]	54,980
Asset impairment charge			1,524							1,524

Total operating expenses	1,147,295	279,019	161,962	(323)		6,055		19,302		1,613,309

Operating income (loss)	39,619	35,874	24,117	14,079		(6,055)		(19,302)		88,333

Other expense (income)
Interest expense, net	6,300	132	3,205	(164)	[5b]	(138)	[6e]	(3,046)	[4m]
						2,258	[6f]	22,966	[4n]
						114	[6g]	1,789	[4o]	33,417
Other expense (income)	525									525

Total other expense (income)	6,825	132	3,205	(164)		2,234		21,709		33,942

Income (loss) before income taxes	32,794	35,742	20,912	14,243		(8,289)		(41,011)		54,391
Provision for income taxes	12,951	10,191	9,310	3,928	[5c]	(1,123)	[6h]	(17,348)	[4p]	17,910

Net income (loss)	$19,843	$25,551	$11,602	$10,315		$(7,166)		$(23,663)		$36,481

Earnings per share (basic)	$1.43									$2.37
Earnings per share (diluted)	$1.40									$2.32
Weighted-average common shares outstanding
Basic	13,865,649					596,915	[6i]	946,722	[4q]	15,409,286
Diluted	14,193,041					596,915	[6i]	946,722	[4q]	15,736,678

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

THE PROVIDENCE SERVICE CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2013

UNAUDITED

(In Thousands)

	Historical
	Providence Service Corporation	Ingeus (Note 2)	Matrix	Ingeus IFRS to US GAAP Adjustments		Ingeus Pro Forma Adjustments		Matrix Pro Forma Adjustments		Pro Forma Combined
Revenues:
Non-emergency transportation services	$770,246	$—	$—							$770,246
Human services	352,436	—	—							352,436
Workforce development services	—	340,946	—	$10,078	[5a]					351,024
Health assessment services	—	—	165,036							165,036

Total revenues	1,122,682	340,946	165,036	10,078		—		—		1,638,742

Operating expenses
Cost of non-emergency transportation services	710,428	—	—							710,428
Client service expense	309,623	—	—							309,623
Workforce development service expense	—	269,778	—			$7,824	[6a]			277,602
Health assessment service expense	—	—	147,582					$(1,114)	[4j]	146,468
General and administrative	48,633	21,141	2,002							71,776
Depreciation and amortization	14,872	9,927	4,346	(286)	[5b]	(3,056)	[6c]	(496)	[4k]
						7,160	[6d]	20,886	[4l]	53,353

Asset impairment charge	492	—	1,696							2,188

Total operating expenses	1,084,048	300,846	155,626	(286)		11,928		19,276		1,571,438

Operating income (loss)	38,634	40,100	9,410	10,364		(11,928)		(19,276)		67,304

Other expense (income)
Interest expense, net	6,894	(512)	930	489	[5b]	(234)	[6e]	(813)	[4m]
						2,472	[6f]	22,966	[4n]
						125	[6g]	1,789	[4o]	34,106
Other expense (income)	525									525

Total other expense (income)	7,419	(512)	930	489		2,363		23,942		34,631

Income (loss) before income taxes	31,215	40,612	8,480	9,875		(14,291)		(43,218)		32,673
Provision for income taxes	11,777	11,792	4,663	2,862	[5c]	(2,221)	[6h]	(18,281)	[4p]	10,592

Net income (loss)	$19,438	$28,820	$3,817	$7,013		$(12,070)		$(24,937)		$22,081

Earnings per share (basic)	$1.44									$1.47
Earnings per share (diluted)	$1.41									$1.44

Weighted-average common shares outstanding
Basic	13,499,885					596,915	[6i]	946,722	[4q]	15,043,522
Diluted	13,809,874					596,915	[6i]	946,722	[4q]	15,353,511

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

THE PROVIDENCE SERVICE CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(In Thousands Except Share Data)

1. Description of the transactions and basis of presentation

Description of the Transaction

On September 17, 2014, The Providence Service Corporation (“Providence”), announced that it entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2014, by and among Providence, Matrix Acquisition Co., a newly formed wholly owned subsidiary of Providence (“Merger Sub”), CCHN Group Holdings, Inc. (“CCHN”) and the Holders’ Representative named therein, pursuant to which, upon satisfaction of the terms and conditions set forth in the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), CCHN will merge with and into Merger Sub, with CCHN continuing as the surviving company and as a wholly-owned subsidiary of Providence (the “Merger”), and the separate existence of Merger Sub will cease. At the Closing, subject to the escrow arrangements described in the Merger Agreement, each share of CCHN then outstanding immediately prior to the Closing and each vested option of CCHN then outstanding immediately prior to the Closing will be converted into the right to receive a merger consideration in the form of cash and shares of Providence, representing approximately $360,000 in cash and 946,722 shares of Providence with a value of $40,000 as of September 17, 2014, in the aggregate. Providence has received debt financing commitments for the transactions contemplated by the Merger Agreement.

CCHN is the parent company of Community Care Health network, Inc. (d/b/a Matrix Medical Network) (“Matrix”). Matrix is a pioneer in the prospective health risk assessment market for Medicare Advantage health plans and risk bearing providers with a national footprint across 33 states. The acquisition expands Providence’s clinical capabilities and home based services into the medical field with the addition of operations which include approximately 700 nurse practitioners.

The Merger Agreement contains customary representations and warranties of the parties and customary covenants regarding the conduct of business by CCHN and its subsidiaries (including Matrix) prior to the Closing and other typical matters. Following the Closing, Providence will have certain rights to indemnification for breaches of representations and warranties and other matters as specified therein, subject to baskets, caps and other limitations set forth therein. To supplement the indemnification provided by CCHN’s former equity holders, Providence has obtained representation and warranty insurance in connection with the Merger Agreement

The Merger Agreement is subject to termination under customary circumstances, including if the Closing is not consummated on or prior to February 11, 2015, by the nonbreaching party: (1) if Providence, on the one hand, or CCHN on the other hand, breach their representations and warranties under certain circumstances; (2) by either Providence or CCHN if any governmental authority issues a judgment, order, decree or other ruling permanently enjoining, or otherwise prohibiting the transactions contemplated by the Merger Agreement, and such judgment, order, decree or other ruling shall have become final and non-appealable; (3) by Providence if CCHN does not provide evidence that its stockholders have approved the transactions contemplated by the Merger Agreement by the second business day following the date of the Merger Agreement; and (4) by CCHN if a Marketing Period (as defined in the Merger Agreement) relating to the financing of the transaction has ended and certain other conditions have been met. Providence has agreed to pay CCHN an $18,000 fee if the Merger Agreement is terminated under certain circumstances.

Of the shares of Providence being issued as part of the stock consideration for the Merger, 50% will be subject to a one-year lock-up agreement and the remaining 50% will be subject to a two-year lock up agreement.

The Merger is expected to close in the fourth quarter of 2014, subject to customary regulatory approvals and closing conditions, including the performance by the parties of their respective obligations under the Merger Agreement and the material accuracy of each party’s representations and warranties set forth therein.

Basis of Presentation

The unaudited pro forma condensed consolidated financial statements have been prepared based on the Company’s historical financial information and the historical financial information of Ingeus and Matrix giving effect to the acquisitions and related adjustments described in these notes. Certain note disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) have been condensed or omitted as permitted by the SEC rules and regulations.

These unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations that would have been achieved had the acquisitions actually taken place at the dates indicated and do not purport to be indicative of future financial position or operating results.

2. Ingeus historical financial information

The tables below present the historical financial information for Ingeus Limited and Ingeus UK Limited in their reporting currencies, elimination adjustments, translation adjustments to US dollars and a combined total for Ingeus in US dollars. Ingeus was acquired on May 30, 2014 (May 31, 2014, in Australia), and as such, the information in the schedules below represent the activity for the period from January 1, 2014 to May 30, 2014, the period from July 1, 2013 to May 30, 2014, and the year ended December 31, 2013. The period from May 31, 2014 through June 30, 2014 was included in the Providence consolidated results as of June 30, 2014, and accordingly is not displayed in the schedules below.

INGEUS COMBINED HISTORICAL STATEMENT OF INCOME

FOR THE PERIOD FROM JANUARY 1, 2014 TO MAY 30, 2014

UNAUDITED

(In Thousands)

	Ingeus Limited (AUD)	Ingeus UK Limited (GBP)	Elimination Adjustments (AUD)	Elimination Adjustments (GBP)	Translation Adjustments (USD) (1)	Ingeus (USD)
Revenues:
Workforce development services	$36,099	£65,713	$(3,053)	£—	$40,686	$139,445

Total revenues	36,099	65,713	(3,053)	—	40,686	139,445

Operating expenses
Workforce development service expense	34,791	50,325	(3,008)	(37)	30,550	112,621
General and administrative	3,813	3,260	—	—	1,823	8,896
Share of profit of equity-accounted investee	(6,557)	—	6,557	—	—	—
Depreciation and amortization	1,270	2,066	—	—	1,259	4,595

Total operating expenses	33,317	55,651	3,549	(37)	33,632	126,112

Operating income (loss)	2,782	10,062	(6,602)	37	7,054	13,333

Other expense (income)
Interest expense, net	56	(29)	(45)	37	5	24

Total other expense (income)	56	(29)	(45)	37	5	24

Income (loss) before income taxes	2,726	10,091	(6,557)	—	7,049	13,309
Provision (benefit) for income taxes	(438)	2,216	—	—	1,512	3,290

Net income (loss)	$3,164	£7,875	$(6,557)	£—	$5,537	$10,019

(1)	AUD to USD translation rate of 0.91 applied and GBP to USD translation rate of 1.6644 applied.

INGEUS COMBINED HISTORICAL STATEMENT OF INCOME

FOR THE PERIOD FROM JULY 1, 2013 TO MAY 30, 2014

UNAUDITED

(In Thousands)

	Ingeus Limited (AUD)	Ingeus UK Limited (GBP)	Elimination Adjustments (AUD)	Elimination Adjustments (GBP)	Translation Adjustments (USD) (2)	Ingeus (USD)
Revenues:
Workforce development services	$79,124	£153,498	$(6,874)	£—	$89,145	$314,893

Total revenues	79,124	153,498	(6,874)	—	89,145	314,893

Operating expenses
Workforce development service expense	75,961	114,903	(6,804)	(102)	65,404	249,362
General and administrative	8,563	7,201	—	—	3,748	19,512
Share of profit of equity-accounted investee	(17,762)	—	17,762	—	—	—
Depreciation and amortization	2,746	4,709	—	—	2,690	10,145

Total operating expenses	69,508	126,813	10,958	(102)	71,842	279,019

Operating income (loss)	9,616	26,685	(17,832)	102	17,303	35,874

Other expense (income)
Interest expense, net	148	(65)	(70)	102	17	132

Total other expense (income)	148	(65)	(70)	102	17	132

Income (loss) before income taxes	9,468	26,750	(17,762)	—	17,286	35,742
Provision for income taxes	151	6,205	—	—	3,835	10,191

Net income (loss)	$9,317	£20,545	$(17,762)	£—	$13,451	$25,551

(2)	AUD to USD translation rate of 0.9162 applied and GBP to USD translation rate of 1.6202 applied.

INGEUS COMBINED HISTORICAL STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2013

UNAUDITED

(In Thousands)

	Ingeus Limited (AUD)	Ingeus UK Limited (GBP)	Elimination Adjustments (AUD)	Elimination Adjustments (GBP)	Translation Adjustments (USD) (3)	Ingeus (USD)
Revenues:
Workforce development services	$85,396	£169,707	$(7,412)	£—	$93,255	$340,946

Total revenues	85,396	169,707	(7,412)	—	93,255	340,946

Operating expenses
Workforce development service expense	80,051	127,106	(7,253)	313	69,561	269,778
General and administrative	9,028	7,929	—	—	4,184	21,141
Share of profit of equity-accounted investee	(20,788)	—	20,788	—	—	—
Depreciation and amortization	2,846	4,585	—	—	2,496	9,927

Total operating expenses	71,137	139,620	13,535	313	76,241	300,846

Operating income (loss)	14,259	30,087	(20,947)	(313)	17,014	40,100

Other expense (income)
Interest expense, net	204	(42)	(159)	(313)	(202)	(512)

Total other expense (income)	204	(42)	(159)	(313)	(202)	(512)

Income (loss) before income taxes	14,055	30,129	(20,788)	—	17,216	40,612
Provision for income taxes	640	7,142	—	—	4,010	11,792

Net income (loss)	$13,415	£22,987	$(20,788)	£—	$13,206	$28,820

(3)	AUD to USD translation rate of 0.9678 applied and GBP to USD translation rate of 1.5643 applied.

3. Purchase accounting

The acquisitions of Ingeus and Matrix are being accounted for as a business acquisition using the acquisition method of accounting in accordance with ASC 805, Business Combinations, whereby the assets acquired and liabilities assumed were recognized based on their estimated fair values on the acquisition date. Fair value measurements have been applied based on assumptions that market participants would use in the pricing of the asset or liability.

The fair values of assets acquired and liabilities assumed included in the accompanying unaudited pro forma condensed combined financial statements are based on a preliminary evaluation of their fair value and may change when the final valuation of certain intangible assets and acquired working capital is determined. Upon completion of purchase accounting, the Company may make additional adjustments, and the valuations for the assets acquired and liabilities assumed could change from those used in the pro forma condensed combined statements of operations.

Ingeus Acquisition

The preliminary purchase price of Ingeus is calculated as follows:

Cash purchase of Ingeus common stock	$93,945
Fair value of contingent cash consideration	47,755

Total estimated purchase price	$141,700

The table below presents a summary of Ingeus’ net assets based upon a preliminary estimate of their respective fair values:

Working capital	$10,595
Property and equipment	10,234
Other assets	2,707
Intangible assets	67,600
Goodwill	62,235
Other liabilities	(11,671)

Total	$141,700

The amount allocated to intangibles represents acquired developed technology, trademarks and trade names and customer relationships. Amortization of the acquired developed technology will be recognized over an estimated remaining useful life of five years, the value of the trademarks and trade names will be amortized over ten years and the value of the acquired customer relationships will be amortized over ten years.

Matrix Acquisition

The preliminary purchase price of Matrix is calculated as follows:

Cash purchase of Matrix common stock	$360,000
Equity consideration	40,000

Total estimated purchase price	$400,000

The table below presents a summary of Matrix’s net assets based upon a preliminary estimate of their respective fair values:

Working capital	$2,413
Property and equipment	15,475
Other assets	200
Intangible assets	188,856
Goodwill	275,430
Other liabilities	(82,374)

Total	$400,000

The amount allocated to intangibles represents acquired developed technology, trademarks and trade names and customer relationships. Amortization of the acquired developed technology will be recognized over an estimated remaining useful life of five years, the value of the trademarks and trade names will be amortized over ten years and the value of the acquired customer relationships will be amortized over ten years.

4. Matrix pro forma adjustments and assumptions

a)	Reflects cash borrowings of $341,000 (net of financing costs of $14,000) on the revolving credit facility, new term loan and bond issuance.

b)	Reflects the cash portion of the purchase price paid to acquire all of Matrix’s outstanding common stock.

c)	Reflects the payment of transaction costs of approximately $6,000, net of tax.

d)	Reflects the write-off of Matrix’s historical deferred financing costs of $1,681 and accrued interest of $52 in connection with the debt retirement.

e)	Adjustment to eliminate Matrix’s historical goodwill of $3,767 and record additional goodwill of $275,430 for the difference between the preliminary estimate of the fair value of the assets and liabilities acquired and the total estimated purchase price.

f)	Reflects the pro forma impact of the recognized intangible assets. The preliminary estimate of fair value of intangible assets acquired includes developed technology of $20,000 with a useful life of five years, trademarks and trade names of $50,000 with a useful life of ten years and customer relationships of $118,856 with a useful life of ten years. Adjustments were made to eliminate Matrix’s historical intangible assets of $857.

g)	Reflects the elimination of Matrix’s historical net equity of $(24,666) as a result of the acquisition, as well as Matrix’s retirement of outstanding debt of $74,063, net of cash of $26,722, at the closing date.

h)	Reflects the adjustment to deferred tax assets and liabilities resulting from the pro forma adjustments to stock based compensation and intangible assets.

i)	Reflects the issuance of 946,722 shares for the equity portion of the purchase price paid to acquire all of Matrix’s outstanding common stock.

j)	Reflects elimination of Matrix’s historical stock compensation expense.

k)	Reflects elimination of Matrix’s historical amortization expense for intangible assets.

l)	Reflects the addition of intangible asset amortization expense for the acquired intangible assets.

m)	Reflects elimination of Matrix’s historical interest expense due to the retirement of existing debt as a result of the acquisition.

n)	The pro forma adjustment to interest expense represents the assumed interest expense at a blended interest rate of 6.2% associated with the borrowings on the revolving credit facility of $25,000, new term loan in the amount of $130,000 due in August 2018 and issuance of $200,000 in bonds due in 2021. Additionally included is an adjustment to reflect the interest rate spread of 2.75% instead of 2.25% on all existing debt.

o)	Reflects the Company’s amortization of deferred financing related to the modification of the credit facility and the bond issuance.

p)	The pro forma adjustment to income tax expense represents the estimated income tax impact of the pro forma adjustments, assuming the Providence historical tax rate for the six months ending June 30, 2014.

q)	Pro forma Earnings per Share (EPS), diluted, includes the effect of issuing 946,722 shares of common stock as part of the purchase price consideration.

5. IFRS to US GAAP adjustments and assumptions

a)	Reflects adjustments to revenue required to record attachment fee, outcome fee and sustainment fee income in accordance with US GAAP.

b)	Reflects the elimination of benefits and expenses related to lease dilapidation accruals required under IFRS.

c)	Reflects the tax impact of IFRS to US GAAP adjustments.

6. Ingeus pro forma adjustments and assumptions

a)	Reflects the expense for the cash component of a compensatory agreement and the expense related to the 596,915 shares of the Company’s common stock issued in association with employment agreements of key Ingeus executives that vest over a four year period.

b)	Reflects acquisition expenses eliminated from 2014 as pro forma presentation assumes Ingeus acquisition occurred on January 1, 2013.

c)	Reflects elimination of Ingeus’ historical amortization expense for intangible assets.

d)	Reflects the addition of intangible asset amortization expense for the acquired intangible assets.

e)	Reflects elimination of Ingeus’ historical interest expense due to the retirement of existing debt as a result of the acquisition.

f)	The pro forma adjustment to interest expense represents the assumed interest expense associated with the borrowings on the revolving credit facility of $99,802 due in August 2018. The estimated interest expense was based on the historical 1 Month LIBOR Rate plus 2.25%.

g)	Reflects the Company’s amortization of deferred financing related to the modification of the Amended and Restated Credit Agreement on May 28, 2014.

h)	The pro forma adjustment to income tax expense represents the estimated income tax impact of the pro forma adjustments.

i)	Pro forma Earnings per Share (EPS), basic and diluted, includes the addition of 596,915 common shares which were issued in conjunction with employment agreements of key Ingeus executives.

7. Reconciliation of net income to Adjusted EBITDA

The following tables reflect reconciliations of the pro forma net income for the six months ended June 30, 2014, the year ended December 31, 2013 and the twelve months ended June 30, 2014 and the Adjusted EBITDA for the respective periods.

	Six Months Ended June 30,	Year ended December 31,	Twelve Months Ended June 30,
	2014	2013	2014
	(in thousands)
Net income	$27,559	$22,081	$36,481
Interest expense, net	16,239	34,106	33,417
Provision for income taxes	14,919	10,592	17,910
Depreciation and amortization	28,020	53,353	54,980

EBITDA	86,737	120,132	142,788
Loss on extinguishment of debt	—	525	525
Optionholder dividend (1)	—	10,282	10,282
Stock based compensation expense	3,900	9,078	8,233
Severance	457	1,723	2,178
Loss on impairment and other	—	2,188	1,524
Acquisition earnout (2)	—	1,616	646
Acquisition related costs	157	—	157
Seller related expenses	60	191	131

Adjusted EBITDA	$91,311	$145,735	$166,464

(1)	In 2013, Matrix completed a dividend recapitalization and certain payments were considered compensation.

(2)	Payments of earnout consideration related to 2012 acquisition for which no further earnout payments are due.